Exhibit 99.1

Progenics Stockholders Approve Merger with Lantheus

NEW YORK, NY, June 16, 2020 – Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX) (“Progenics”), an oncology company developing innovative medicines and artificial intelligence to find, fight and follow cancer, announced that at a special meeting of its stockholders held earlier today, Progenics’ stockholders voted to approve its proposed merger with Lantheus Holdings, Inc. (“Lantheus”), a leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products, by adopting the previously announced Amended and Restated Agreement and Plan of Merger, dated as of February 20, 2020 (the “Merger Agreement”), by and among Progenics, Lantheus and Plato Merger Sub, Inc., a wholly-owned subsidiary of Lantheus (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Progenics (the “merger”), with Progenics surviving the merger as a wholly-owned subsidiary of Lantheus.

Based on a preliminary tabulation of the stockholder vote, approximately 99% of the votes cast (excluding abstentions), which represents approximately 75% of Progenics’ shares issued and outstanding as of the close of business on the May 12, 2020 record date, were voted in favor of the proposal to adopt the Merger Agreement. Also, at the special meeting, Progenics’ stockholders approved, on a non-binding, advisory basis, the compensation that will or may be paid or provided by Progenics to its named executive officers in connection with the merger.

“Progenics’ Board of Directors would like to thank our stockholders for their continued support and commitment over the last nine months. The Board is pleased with the approval of our merger with Lantheus under the revised terms, which we believe represents the best pathway forward to maximize stockholder value and escalate the advancement of our portfolio of radiopharmaceuticals for the detection and treatment of cancer,” said Ann MacDougall, Interim Chair of Progenics’ Board. “We also want to recognize and thank the Progenics employees for their unwavering dedication to the Company’s success and the continued progression of our development programs through the extended transaction process.”

The merger remains subject to customary closing conditions. The parties expect to close the merger on or about June 19, 2020.

The final voting results for each of the proposals voted on at the meeting will be reported on a Current Report on Form 8-K, in accordance with the rules of the U.S. Securities and Exchange Commission.

About Progenics

Progenics is an oncology company focused on the development and commercialization of innovative targeted medicines and artificial intelligence to find, fight and follow cancer, including: therapeutic agents designed to treat cancer (AZEDRA®, 1095, and PSMA TTC); prostate-specific membrane antigen (“PSMA”) targeted imaging agents for prostate cancer (PyL™ and 1404); and imaging analysis technology (aBSI and PSMA AI). Progenics has three commercial products, AZEDRA, for the treatment of patients with unresectable, locally advanced or metastatic pheochromocytoma or paraganglioma (rare neuroendocrine tumors of neural crest origin) who require systemic anticancer therapy; and oral and subcutaneous formulations of RELISTOR® (methylnaltrexone bromide) for the treatment of opioid-induced constipation, which are partnered with Bausch Health Companies Inc.

Additional information about Progenics is available at www.progenics.com.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations that are subject to various risks and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “target,” “contemplate,” “estimate,” “predict,” “potential,” “opportunity,” “creates” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including the expected timing of the closing of the merger; the ability of the parties to complete the merger considering the various closing conditions; the expected benefits of the merger, such as efficiencies, cost savings, synergies, revenue growth, creating shareholder value, growth potential, market profile, enhanced competitive position, and financial strength and flexibility; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Progenics’ and Lantheus’ plans, estimates or expectations could include, but are not limited to: (i) conditions to the closing of the merger may not be satisfied; (ii) the merger may involve unexpected costs, liabilities or delays; (iii) the effect of the announcement of the merger on the ability of Progenics or Lantheus to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Progenics or Lantheus does business, or on Progenics’ or Lantheus’ operating results and business generally; (iv) Progenics’ or Lantheus’ respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (v) the outcome of any legal proceedings related to the merger; (vi) Progenics or Lantheus may be adversely affected by other economic, business, and/or competitive factors, including the ongoing COVID-19 pandemic; (vii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (viii) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (ix) the risk that Progenics or Lantheus may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (x) risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, competitive and technological changes; (xii) expectations for future clinical trials, the timing and potential outcomes of clinical studies and interactions with regulatory authorities; and (xiv) other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Progenics and Lantheus are set forth in their respective filings with the SEC, including each of Progenics’ and Lantheus’ most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Progenics and Lantheus file from time to time with the SEC. The forward-looking statements in this document speak only as of the date of these materials. Except as required by law, Progenics and Lantheus assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Contact

Melissa Downs

Investor Relations

(646) 975-2533

mdowns@progenics.com